[LOGO OF PBHG(R) FUNDS]

     INSURANCE SERIES FUND

     PROSPECTUS APRIL 8, 2005


     o    LIBERTY RIDGE SMALL CAP PORTFOLIO
          (formerly known as PBHG Small Cap Portfolio)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AN INTRODUCTION TO PBHG INSURANCE SERIES FUND AND THIS PROSPECTUS:

PBHG Insurance Series Fund is a mutual fund that sells shares in its separate investment portfolios ("Portfolios") through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) ("Liberty Ridge Capital") is the investment adviser for each Portfolio. Liberty Ridge Capital invests Portfolio assets in a way that it believes will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in the Liberty Ridge Small Cap Portfolio (the "Portfolio") and as a shareholder in the Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

          CONTENTS                                                    PAGE
          -----------------------------------------------             ----
          PORTFOLIO SUMMARIES                                            2
               Liberty Ridge Small Cap Portfolio
          THE INVESTMENT ADVISER                                        11
          PORTFOLIO MANAGERS                                            12
          YOUR INVESTMENT                                               13
               Policy Regarding Excessive or Short-Term Trading
               Pricing Portfolio Shares
               Buying & Selling Portfolio Shares
               Distributions and Taxes
               Potential Conflicts of Interest

          FINANCIAL HIGHLIGHTS                                          16

LIBERTY RIDGE SMALL CAP PORTFOLIO

GOAL:

The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the Russell 2000(R) Index had market capitalizations between $29 million and $6.5 billion. The size of the companies in the Russell 2000(R) Index will change with market conditions and the composition of the Index. The equity securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary valuation models in managing this Portfolio. The Portfolio may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio may go down, which means you could lose money.

The price of the securities in the Portfolio will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Portfolio emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may go down in price.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[CHART APPEARS HERE]

2004                      16.18%
2003                      39.03%
2002                     -31.11%
2001                       6.07%
2000                      36.13%
1999                      15.93%
1998                      10.94%



                                  BEST QUARTER
                   4th Quarter 1998              25.92%

                                  WORST QUARTER
                   3rd Quarter 2002             -21.24%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                            PAST        PAST      SINCE INCEPTION
                           1 YEAR     5 YEARS        (10/28/97)
                           -------    -------     ---------------
Small Cap Portfolio          16.18%      9.95%        11.37%
Russell 2000(R) Index        18.33%      6.61%         7.19%*

*    The since inception return for the Russell 2000(R) Index is as of 10/31/97.

Prior to January 1, 2003, the Portfolio was named the PBHG Small Cap Value Portfolio and invested primarily in certain small cap value companies. Effective January 1, 2003, the Portfolio's focus is primarily on certain small cap value companies that also exhibit certain growth characteristics. Therefore, the Portfolio's performance prior to January 1, 2003 may not be indicative of its future performance.

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About Portfolios section beginning on page 4.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
--------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases .................. Not Applicable
Maximum Deferred Sales Charge (Load) .... Not Applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Other Distributions ..... Not Applicable
Redemption Fee .......................... Not Applicable
Exchange Fee ............................ Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
--------------------------------------------------------
Management Fees ................................... 1.00%
Distribution and/or Services (12b-1) Fees ......... None
Other Expenses .................................... 0.23%(1)
Total Annual Fund Operating Expenses .............. 1.23%(1)
Less: Fee Waiver (and/or) Expense Reimbursement ... 0.03%(1)
Net Expenses ...................................... 1.20%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ended December 31, 2005. That's because for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.20%. You should know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.20%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses reflect net operating expenses with expense waivers for the one year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                              1 Year       $    122
                              2 Years      $    252
                              3 Years      $    387
                              4 Years      $    527
                              5 Years      $    673
                              6 Years      $    824
                              7 Years      $    980
                              8 Years      $  1,143
                              9 Years      $  1,311
                              10 Years     $  1,486

PERFORMANCE EXAMPLE

The following tables summarize the impact of the Portfolio's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Portfolio's operating expenses remain the same for the time periods below. Column 1 shows the Portfolio's cumulative performance without the deduction of fees and expenses. Column 2 shows the Portfolio's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Portfolio's actual performance may be higher or lower.

             Liberty Ridge Small Cap Portfolio
------------------------------------------------------------
                     Column 1                 Column 2
           ------------------------   ----------------------
            Cumulative Performance    Cumulative Performance
           without the Deduction of    with the Deduction of
  Year        Fees and Expenses          Fees and Expenses
--------   ------------------------   ----------------------
    1                  5.00%                    3.80%
    2                 10.25%                    7.71%
    3                 15.76%                   11.77%
    4                 21.55%                   15.99%
    5                 27.63%                   20.36%
    6                 34.01%                   24.90%
    7                 40.71%                   29.61%
    8                 47.75%                   34.49%
    9                 55.13%                   39.56%
   10                 62.90%                   44.83%

MORE ABOUT THE PORTFOLIOS

The following discussion and tables describe the main investment strategies discussed in the Portfolio Summaries section of this Prospectus in greater detail. From time to time, the Portfolio employs other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Liberty Ridge Capital believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process.

SMALL CAP PORTFOLIO

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles. Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, nearterm business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

The Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

The Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

RISK AND RETURNS

EQUITY SECURITIES:

Shares representing ownership or the right to ownership in a corporation. The Portfolio may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
o  Equity security prices fluctuate   o  Equity securities have generally    o  Liberty Ridge Capital focuses
   over time. Security prices may        outperformed more stable               its active management on
   fall as a result of factors that      investments (such as bonds and         securities selection, the area
   relate to the company, such as        cash equivalents) over the long        it believes its investment
   management decisions or lower         term.                                  methodologies can most enhance a
   demand for the company's                                                     Portfolio's performance.
   products or services.
                                                                             o  Liberty Ridge Capital maintains
o  Equity security prices may fall                                              a longterm investment approach
   because of factors affecting                                                 and focuses on securities it
   companies in a number of                                                     believes can appreciate over an
   industries, such as increased                                                extended time frame, regardless
   production costs.                                                            of interim fluctuations.

o  Equity security prices may fall                                           o  Under normal circumstances, the
   because of changes in the                                                    Portfolio intends to remain
   financial markets, such as                                                   fully invested, with at least
   interest rates or currency                                                   80% of its assets in equity
   exchange rate changes.                                                       securities.

o  Equity securities may well
   underperform more stable
   investments (such as bonds and
   cash) in the short term.

GROWTH SECURITIES:

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
o  See Equity Securities.             o  See Equity Securities.              o  See Equity Securities.

o  Growth securities may be more      o  Growth securities may appreciate    o  Generally speaking, Liberty
   sensitive to changes in earnings      faster than non-growth                 Ridge Capital considers selling
   than other securities because         securities.                            a security when investment goals
   they typically trade at higher                                               are realized, market cap
   earnings multiples.                                                          sensitivity becomes prevalent,
                                                                                or the investment thesis is no
o  The growth securities in a                                                   longer valid. In addition,
   Portfolio may never reach what                                               Liberty Ridge Capital may sell a
   Liberty Ridge Capital believes                                               growth security for other
   are their full value and may                                                 reasons, such as when it shows
   even go down in price.                                                       deteriorating fundamentals or to
                                                                                invest in a company with more
                                                                                attractive long-term growth
                                                                                potential.

VALUE SECURITIES

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
o  See Equity Securities.             o  See Equity Securities.              o  See Equity Securities.

o  Value companies may have           o  Value securities may produce
   experienced adverse business          significant capital appreciation
   developments or may be subject        as the market recognizes their
   to special risks that have            full value.
   caused their securities to be
   out of favor.

o  The value securities in a
   Portfolio may never reach what
   Liberty Ridge Capital believes
   are their full value and may
   even go down in price.

SMALL AND MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
o  Small and medium sized company     o  Small and medium sized company      o  See Equity Securities/Growth
   securities involve greater risk       securities may appreciate faster       Securities/Value Securities.
   and price volatility than             than those of larger, more
   larger, more established              established companies for many      o  Liberty Ridge Capital focuses on
   companies because they tend to        reasons. For example, small and        small and medium sized companies
   have more limited product lines,      medium sized companies tend to         with strong balance sheets that
   markets and financial resources,      have younger product lines whose       it expects will exceed consensus
   such as access to capital, and        distribution and revenues are          earnings expectations.
   may be dependent on a smaller         still maturing.
   and more inexperienced
   management group. In addition,
   small and medium sized company
   securities may trade much less
   frequently than securities of
   larger companies, making the
   prices of these securities
   subject to greater volatility.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES:

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISK & RETURNS:
-----------------------------------   -----------------------------------    -----------------------------------
o  Technology or communications       o  Technology or communications        o  The Portfolio does not
   company securities are strongly       company securities offer               concentrate its investments in
   affected by worldwide scientific      investors significant growth           the groups of industries within
   and technological developments        potential because they may be          the technology and communications
   and governmental laws,                responsible for breakthrough           sector of the market.
   regulations and policies, and,        products or technologies or may
   therefore, are generally more         be positioned to take advantage
   volatile than companies not           of cutting-edge,
   dependent upon or associated          technology-related developments.
   with technology or
   communications issues.

OVER-THE-COUNTER ("OTC") SECURITIES:

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
 o OTC securities are not traded as   o  Increases the number of             o  Liberty Ridge Capital uses a
   often as securities listed on an      potential investments for a            highly disciplined investment
   exchange. So, if the Portfolio        Portfolio.                             process that seeks to, among
   were to sell an OTC security, it                                             other things, identify quality
   might have to offer the security   o  OTC securities may appreciate          investments that will enhance a
   at a discount or sell it in           faster than exchange-traded            Portfolio's performance.
   smaller share lots over an            securities because they are
   extended period of time.              typically securities of younger,
                                         growing companies.

FOREIGN EQUITY SECURITIES:

Securities of foreign issuers, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS:                      POTENTIAL RETURNS:
-----------------------------------   -----------------------------------
o  Foreign security prices may fall   o  Favorable exchange rate
   due to political instability,         movements could generate gains
   changes in currency exchange          or reduce losses.
   rates, foreign economic
   conditions or inadequate           o  Foreign investments, which
   regulatory and accounting             represent a major portion of the
   standards.                            world's securities, offer
                                         attractive potential performance
o  Although ADRs, EDRs and GDRs are      and opportunities for
   alternatives to directly              diversification.
   purchasing the underlying
   foreign securities in their        POLICIES TO BALANCE RISKS & RETURNS:
   national markets and currencies,
   they are also subject to many of   o  The Portfolio limits the amount
   the risks associated with             of total assets it invests in
   investing directly in foreign         foreign issuers not traded in
   securities.                           the U.S. to 15%. ADRs are not
                                         included in this limit.
o  Foreign investments, especially
   investments in emerging or
   developing markets, can be
   riskier and more volatile than
   investments in the United
   States. Adverse political and
   economic developments or changes
   in the value of foreign currency
   can make it harder for a
   Portfolio to sell its securities
   and could reduce the value of
   your shares. Differences in tax
   and accounting standards and
   difficulties in obtaining
   information about foreign
   companies can negatively affect
   investment decisions. Unlike
   more established markets,
   emerging markets may have
   governments that are less
   stable, markets that are less
   liquid and economies that are
   less developed.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------   -----------------------------------    ------------------------------------
o  A Portfolio may have difficulty    o  Illiquid securities may offer       o  The Portfolio may not invest
   valuing these securities              more attractive yields or              more than 15% of its net assets
   precisely.                            potential growth than comparable       in illiquid securities.
                                         widely traded securities.
o  A Portfolio may be unable to
   sell these securities at the
   time or price it desires.

MONEY MARKET INSTRUMENTS:

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S.Treasury, agency or foreign government securities), short-term obligations issued by state and local governments and repurchase agreements.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISK AND RETURN:
-----------------------------------   -----------------------------------    ------------------------------------
o  Money market instrument prices     o  Money market instruments have       o  The Portfolio only invests in
   fluctuate over time.                  greater short-term liquidity,          money market instruments for
                                         capital preservation and income        temporary defensive or cash
o  Money market instrument prices        potential than longer-term             management purposes.
   may fall as a result of factors       investments such as stocks.
   that relate to the issuer, such
   as a credit rating downgrade.

o  Money market instrument prices
   may fall because of changes in
   the financial markets, such as
   interest rate changes.

DERIVATIVES:

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISK AND RETURN:
-----------------------------------   -----------------------------------    ------------------------------------
o  The value of derivatives are       Derivatives may be used for a          o  The Portfolio may use
   volatile.                          variety of purposes, including:           derivatives selectively for
                                                                                hedging, to reduce transaction
o  Because of the low margin          o  To reduce transaction costs;           costs or to manage cash flows.
   deposits required, derivatives
   often involve an extremely high    o  To manage cash flows;               o  To the extent a Portfolio enters
   degree of leverage. As a result,                                             into derivatives, it will, when
   a relatively small price           o  To maintain full market                necessary, segregate cash or
   movement in a derivative may          exposure, which means to adjust        other liquid assets equal to the
   result in immediate and               the characteristics of its             settlement amount with its
   substantial loss, as well as          investments to more closely            custodian to cover the
   gain, to the investor.                approximate those of its               contract. When a Portfolio sells
   Successful use of a derivative        benchmark;                             certain derivative contracts, it
   depends on the degree to which                                               will hold at all times the
   prices of the underlying assets    o  To enhance returns; and                instruments underlying the
   correlate with price movements                                               contracts.
   in the derivatives a Portfolio     o  To protect a Portfolio's
   buys or sells. A Portfolio could      investments against changes
   be negatively affected if the         resulting from market conditions
   change in market value of its         (a practice called "hedging").
   securities fails to correlate
   perfectly with the values of the
   derivatives it purchased or
   sold. Thus, a use of derivatives
   may result in losses in excess
   of the amount invested.

REIT SECURITIES:

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS:                      POTENTIAL RETURNS:                     POLICIES TO BALANCE RISK AND RETURN:
-----------------------------------   -----------------------------------    ------------------------------------
The real estate industry is           o  Investments in REITs permit a       o  Liberty Ridge Capital considers
particularly sensitive to:               Portfolio to participate in            companies that it expects will
                                         potential capital appreciation         generate good cash flow from the
o  Economic factors, such as             and income opportunities in            underlying properties, have
   interest rate changes or market       various segments of the real           proven management track records,
   recessions;                           estate sector.                         and histories of increasing
                                                                                dividends.
o  Over-building in one particular
   area, changes in zoning laws, or
   changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation
   losses; and

o  Regulatory limitations on rents.

REITs may expose a Portfolio to
similar risks associated with
direct investment in real estate.
REITs are more dependent upon
specialized management skills, have
limited diversification and are,
therefore, generally dependent on
their ability to generate cash flow
to make distributions to
shareholders.


THE INVESTMENT ADVISER

THE INVESTMENT ADVISER:

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is the investment adviser for the Portfolio. Founded in 1982, Liberty Ridge Capital currently manages approximately $5.4 billion as of March 31, 2005, in assets for clients such as pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Liberty Ridge Capital makes investment decisions for the Portfolio. The Portfolio's Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day management activities.

For the fiscal year ended December 31, 2004, Liberty Ridge Capital waived a portion of its fee for the Small Cap Portfolio so that the effective management fee (as a percentage of average daily net assets) paid by the Portfolio was as follows:

LIBERTY RIDGE SMALL CAP PORTFOLIO                       0.95%

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Insurance Series Fund's Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for the Portfolio was considered and approved by the unanimous vote, cast in person, of PBHG Insurance Series Fund's Trustees, each of whom is not an interested person of PBHG Insurance Series Fund, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Portfolio reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of a Portfolio exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

On June 21, 2004, Liberty Ridge Capital entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in the PBHG Funds, an investment company in the same mutual fund complex as the Portfolios. In the settlements, Liberty Ridge Capital, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge Capital, among other things, to operate in accordance with enhanced corporate governance policies and practices. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Portfolio. In this event, the Portfolio's Board of Trustees would be required to seek new management or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge Capital, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both Federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between PBHG Funds and Liberty Ridge Capital and certain of its affiliates, removal of Liberty Ridge Capital as investment adviser of PBHG Funds, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (together with the Civil Litigation, the "Litigation"). Neither PBHG Insurance Series Fund nor PBHG Funds was named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PORTFOLIO MANAGERS

SMALL CAP PORTFOLIO

James B. Bell, III, CFA has managed the Small Cap Portfolio since December 9, 2004. Mr. Bell has been involved in the management of the Small Cap Portfolio since May, 2004. Mr. Bell joined Liberty Ridge Capital in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Liberty Ridge Capital, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

The Portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the Portfolio that he manages, a description of his compensation structure and information regarding other accounts he manages.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

The Portfolio is intended to be a long-term investment vehicle and is not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Portfolio shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Insurance Series Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented a policy of trade activity monitoring and selective use of fair value pricing to discourage excessive short-term trading in the Portfolio. Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolio will occur. Moreover, these tools involve judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider, among other things, an investor's trading history in the Portfolios, and accounts under common ownership or control. Liberty Ridge Capital and PBHG Insurance Series Fund may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of these procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will work with the Participating Insurance Companies to (i) advise the shareholder that he or she must stop such activities and (ii) use its best efforts to refuse to process purchases in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Portfolio shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies is severely limited because the Participating Insurance Companies maintain the underlying shareholder accounts. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity and enforce the Portfolio's excessive short-term trading policy. There is no assurance that the Participating Insurance Companies will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Participating Insurance Companies.

FAIR VALUE PRICING

The Portfolio has fair value pricing procedures in place, and PBHG Insurance Series Fund's Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio's securities.

PRICING PORTFOLIO SHARES

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange. Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value, as described previously under

"Policy Regarding Excessive or Short-Term Trading - Fair Value Pricing." If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

BUYING & SELLING PORTFOLIO SHARES

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day's NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolio's next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

DISTRIBUTIONS AND TAXES

The Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

REVENUE SHARING

PAYMENTS BY PBHG FUND DISTRIBUTORS OR ITS AFFILIATES

From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolio, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolio. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Insurance Series Fund logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

PAYMENTS BY PBHG INSURANCE SERIES FUND

Like the Distributor, PBHG Insurance Series Fund may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries. You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

POTENTIAL CONFLICTS OF INTEREST

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolio's Board of Trustees monitors the Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers LLP ("PWC") has audited the information contained in these financial highlights. PWC's report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR THE YEARS ENDED DECEMBER 31
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR

                                                    Net
                Net                             Realized and                       Dividends
               Asset            Net             Unrealized                            from        Distributions
               Value,        Investment          Gains or           Total             Net             from
             Beginning        Income              Losses            from           Investment        Capital           Total
              of Year         (Loss)           on Securities      Operations         Income           Gains        Distributions
           -------------   -------------       -------------    -------------    -------------    -------------    -------------
LIBERTY RIDGE SMALL CAP PORTFOLIO
2004       $       17.49   $       (0.13)1     $        2.96    $        2.83               --               --               --
2003               12.58           (0.07)1              4.98             4.91               --               --               --
2002               18.57           (0.10)              (5.66)           (5.76)              --    $       (0.23)   $       (0.23)
2001               17.91           (0.03)               1.04             1.01    $       (0.02)           (0.33)           (0.35)
2000               13.46            0.06                4.81             4.87               --            (0.42)           (0.42)

(1)  Per share calculations were performed using average shares for the year.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                                                                                   Ratio of Net
                                                                                      Ratio         Investment
                                                                     Ratio         of Expenses     Income (Loss)
                                                                     of Net         to Average      to Average
          Net                          Net          Ratio of       Investment       Net Assets      Net Assets
         Asset                       Assets,        Expenses         Income         (Excluding      (Excluding
         Value,                        End         to Average        (Loss)           Waivers         Waivers         Portfolio
         End of       Total          of Year           Net         to Average       and Expense     and Expense        Turnover
          Year       Return           (000)          Assets        Net Assets        Reduction)      Reduction)          Rate
        --------  -------------   -------------   -------------   -------------    -------------   -------------    -------------
LIBERTY RIDGE SMALL CAP PORTFOLIO
2004    $  20.32          16.18%  $     154,841            1.20%          (0.77)%           1.25%          (0.82)%          80.68%
2003       17.49          39.03%        219,398            1.20%          (0.48)%           1.24%          (0.52)%         125.35%
2002       12.58         (31.11)%       244,139            1.20%          (0.52)%           1.22%          (0.54)%         158.64%
2001       18.57           6.07%        435,051            1.20%          (0.19)%           1.20%          (0.19)%         125.30%
2000       17.91          36.13%        274,158            1.20%           0.28%            1.21%           0.27%          185.66%

FOR MORE INFORMATION

For investors who want more information about the Portfolio, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolio and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolio and its investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year or half-year.

To Obtain the SAI, Annual/Semi-Annual reports or other information and for shareholder inquiries:

BY MAIL:

PBHG INSURANCE SERIES FUND

P.O. BOX 419229

KANSAS CITY, MO 64141-6229


BY TELEPHONE:

1-800-347-9256

The SAI, annual and semi-annual reports are also available, free of charge, at www.pbhgfunds.com. You may also contact the Participating Insurance Company for copies of these documents.

Reports and other information about PBHG Insurance Series Fund (including the
SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Insurance Series Fund are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available without charge by calling 800-433-0051 and on the Commission's website at www.sec.gov. PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

The complete portfolio holdings of the Portfolio as of the end of each calendar quarter is available at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Portfolio's portfolio holdings for the following calendar quarter end. Further description of the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PBHG Insurance Series Fund's Investment Company Act file number 811-08009.

PBHG-ISF Prospectus 4/05

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PBHG INSURANCE SERIES FUND PRIVACY NOTICE

Protecting Your Personal Information

PBHG Insurance Series Fund has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Portfolios, such as other financial institutions with whom we have joint marketing agreements, or to the Portfolios' proxy solicitors. These companies may only use this information in connection with the services they provide to the Portfolios, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS